UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 25, 2010

Live Nation Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 2.03 of this report is incorporated by reference in this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

On January 25, 2010, in connection with the completion of the previously announced merger (the “Merger”) of Ticketmaster Entertainment, Inc., a Delaware corporation (“Ticketmaster Entertainment”), with and into a wholly owned subsidiary of Live Nation Entertainment, Inc. (formerly known as Live Nation, Inc.) (“Live Nation”), the Spinco Agreement, entered into by IAC/InterActiveCorp (“IAC”) and Liberty Media Corporation (“Liberty Media”) and certain of its affiliates, and thereafter assumed in part by Ticketmaster Entertainment, ceased to be of any force and effect with respect to the Ticketmaster Entertainment common stock, par value $0.01 per share (“Ticketmaster Common Stock”) or Live Nation common stock, par value $0.01 per share (“Live Nation Common Stock”), and was replaced by the previously disclosed Stockholder Agreement (the “Liberty Stockholder Agreement”) among Live Nation, Ticketmaster Entertainment, Liberty Media and Liberty Holdings USA, LLC (“Liberty Holdings” and, together with Liberty Media and certain affiliates of Liberty Media, “Liberty”).

The foregoing description of the Liberty Stockholder Agreement is not complete and is qualified in its entirety by reference to the Liberty Stockholder Agreement, which was attached as Exhibit 10.2 to Live Nation’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2009, and which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 25, 2010, Live Nation completed the previously announced Merger of Ticketmaster Entertainment with and into LN-TM Merger Sub, LLC (“Merger Sub”), whereby Ticketmaster Entertainment became a wholly owned subsidiary of Live Nation named Ticketmaster Entertainment LLC (“Ticketmaster Entertainment LLC”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated February 10, 2009, by and among Live Nation, Ticketmaster Entertainment and Merger Sub (the “Merger Agreement”).

In connection with the Merger, each issued and outstanding share of Ticketmaster Common Stock was cancelled and converted into the right to receive 1.4743728 fully paid and non-assessable shares of Live Nation Common Stock. In connection with the Merger, Live Nation issued 84,612,350 shares of Live Nation Common Stock to Ticketmaster Entertainment stockholders representing approximately 50.01% of the voting power of the combined company. No fractional shares of Live Nation Common Stock were issued in connection with the Merger and holders of Ticketmaster Entertainment Common Stock are entitled to receive cash in lieu thereof.

Live Nation Common Stock will continue to trade on the New York Stock Exchange (the “NYSE”) under the symbol “LYV.” Ticketmaster Common Stock was delisted from the NASDAQ Global Select Market, effective at the close of market trading on January 25, 2010.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Live Nation’s Current Report on Form 8-K filed with the SEC on February 13, 2009, and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Ticketmaster Entertainment 10.75% Senior Notes due 2016

On January 25, 2010, in connection with the Merger, Ticketmaster Entertainment LLC, Ticketmaster Noteco, Inc. and the Guarantors party thereto, entered into a Fourth Supplemental Indenture with The Bank of New York Mellon regarding Ticketmaster Entertainment’s 10.75% Senior Notes due 2016 (the “Ticketmaster Notes”), pursuant to which Ticketmaster Entertainment LLC, as the surviving entity in the Merger, assumed Ticketmaster Entertainment’s obligations as issuer under the indenture governing the Ticketmaster Notes and Ticketmaster Noteco, Inc. became a co-issuer of the Ticketmaster Notes. As of December 31, 2009, the outstanding principal amount of the Ticketmaster Notes was approximately $287.0 million. Interest is payable semi-annually in cash in arrears on August 1 and February 1 of each year. The Ticketmaster Notes are guaranteed by certain existing and future domestic restricted subsidiaries of Ticketmaster Entertainment LLC.

The foregoing description is qualified in its entirety by reference to the Fourth Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Ticketmaster Entertainment Credit Facility

On January 25, 2010, in connection with the Merger, Ticketmaster Entertainment LLC, as the surviving entity in the Merger, assumed and succeeded to Ticketmaster Entertainment’s obligations under Ticketmaster Entertainment’s credit facility (the “Ticketmaster Credit Facility”). The Ticketmaster Credit Facility consists of a $100.0 million Term Loan A with a maturity of five years, a $350.0 million Term Loan B with a maturity of six years and a $200.0 million revolving credit facility with a maturity of five years. As of December 31, 2009, the outstanding principal amounts under the Term Loan A, Term Loan B and revolving credit facility were approximately $100.0 million, $340.0 million and $85.0 million, respectively. The interest rates on the Term Loan A and revolving credit facility are based on spreads over LIBOR that depend on Ticketmaster Entertainment’s Consolidated Total Leverage Ratio (as defined in the Ticketmaster Credit Facility). After completion of the Merger, the initial interest rate on the Term Loan A was LIBOR plus 4.25%, the interest rate on the Term Loan B was LIBOR plus 4.50%, and the initial interest rate on the outstanding borrowings under the revolver was LIBOR plus 3.75%, each with a LIBOR floor of 2.50%. The Ticketmaster Credit Facility is guaranteed by certain existing and future domestic subsidiaries of Ticketmaster Entertainment LLC. The obligations of Ticketmaster Entertainment LLC and its subsidiary guarantors under the Ticketmaster Credit Facility are secured by substantially all assets of such entities, subject to certain customary exceptions.

Immediately prior to the completion of the Merger, certain changes to the terms of the Ticketmaster Credit Facility became effective pursuant to Amendment No. 1, dated as of May 12, 2009, to the credit agreement relating to the Ticketmaster Credit Facility. Such changes, among other things, permitted the Merger to occur without triggering an event of default under the Ticketmaster Credit Facility.

The foregoing description is qualified in its entirety by reference to the credit agreement relating to the Ticketmaster Credit Facility, a copy of which was attached as Exhibit 10.20 to Ticketmaster Entertainment’s Registration Statement on Form S-1/A filed with the SEC on August 8, 2008, and which is incorporated herein by reference, and Amendment No. 1 thereto, a copy of which was attached as Exhibit 10.5 to Live Nation’s Registration Statement on Form S-4 filed with the SEC on June 15, 2009, and which is incorporated herein by reference.

Ticketmaster Entertainment Note

On January 25, 2010, in connection with the Merger, Ticketmaster Entertainment LLC, as the surviving entity in the Merger, assumed Ticketmaster Entertainment’s obligations under a note issued to the Azoff Family Trust of 1997. After an initial payment of approximately $1.7 million on February 1, 2010, the outstanding principal amount of the note will be approximately $34.7 million and the note will vest and pay equal monthly installments of approximately $835,000 on the first day of each month beginning on March 1, 2010 through and until October 1, 2013. In the event of a termination of Mr. Irving Azoff’s employment with Live Nation without “Cause” or for “Good Reason” or due to death or “Disability” (each as defined in Ticketmaster Entertainment’s employment agreement with Mr. Azoff), the note immediately will vest and the balance of the note will be due and paid in a cash lump sum. Upon any other termination of Mr. Azoff’s employment, the Azoff Family Trust of 1997 will forfeit the balance of the note.

The foregoing description is qualified in its entirety by reference to the note, a copy of which is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Registration Rights Agreement

On January 25, 2010, in connection with the Merger, Live Nation entered into a registration rights agreement (the “Registration Rights Agreement”) with Liberty. Under the Registration Rights Agreement, Liberty Holdings is entitled to three demand registrations (and unlimited piggyback registrations) with respect to Liberty’s shares of Live Nation Common Stock, provided that any such demand involves Live Nation Common Stock with an aggregate offering price of at least $75 million on the date of such demand. Liberty will also be permitted to exercise its registration rights in connection with certain hedging transactions that it may enter into in respect of its shares of Live Nation Common Stock.

In addition, Live Nation will indemnify Liberty Holdings and Liberty Media, and Liberty Holdings and Liberty Media will indemnify Live Nation, against specified liabilities in connection with misstatements or omissions in any registration statement. Live Nation will be responsible for expenses related to any registration, other than certain specified expenses, including (i) costs of printing and mailing the registration statement or other documents related to the offering, (ii) brokers’ commissions or underwriters’ discounts and (iii) costs of Live Nation relating to analyst or investor presentations.

The foregoing description is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Certain Officers

On January 25, 2010, effective immediately prior to the completion of the Merger (the “Effective Time”) and in connection with the Merger, Mr. L. Lowry Mays and Ms. Connie McCombs McNab resigned from the Live Nation board of directors.

Effective as of the Effective Time, as approved by resolutions of the Live Nation board of directors and pursuant to the Merger Agreement, the number of directors on the Live Nation board of directors was increased from nine to fourteen. Effective at the same time, each of the following individuals was appointed to the Live Nation board of directors to serve as indicated below:

•

Messrs. Irving Azoff, Mark Carleton and Jonathan Miller each to serve as a director of Live Nation in Class I and to hold office from the Effective Time until the first annual meeting of stockholders of Live Nation held following the Merger, or until his earlier death, resignation or removal;

•

Messrs. Jonathan Dolgen and Victor Kaufman, each to serve as a director of Live Nation in Class II and to hold office from the Effective Time until the second annual meeting of stockholders of Live Nation held following the Merger, or until his earlier death, resignation or removal; and

•

Messrs. Barry Diller and John Malone, each to serve as a director of Live Nation in Class III and to hold office from the Effective Time until the third annual meeting of stockholders of Live Nation held following the Merger, or until his earlier death, resignation or removal.

Pursuant to the Merger Agreement, the previously disclosed stockholder agreement among Live Nation, Ticketmaster Entertainment and Liberty, and with respect to Mr. Azoff, the previously disclosed employment agreement among Ticketmaster Entertainment and Mr. Azoff, Messrs. Azoff, Diller, Dolgen, Kaufman, and Miller were designated to the Live Nation board of directors by Ticketmaster Entertainment and Messrs. Carleton and Malone were designated to the Live Nation board of directors by Ticketmaster Entertainment at the behest of Liberty. Other than the foregoing, there are no arrangements or understandings between Messrs. Azoff, Carleton, Diller, Dolgen, Kaufman, Malone or Miller or any other person pursuant to which they were appointed as directors. Other than the transactions with respect to Mr. Azoff previously disclosed in Live Nation’s Registration Statement on Form S-4/A filed with the SEC on November 6, 2009, and which is incorporated herein by reference, there are no transactions in which Messrs. Azoff, Carleton, Diller, Dolgen, Kaufman, Malone or Miller have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Diller was also appointed as the chairman of the Live Nation board of directors, pursuant to and in accordance with the Merger Agreement. The Live Nation board of directors now consists of fourteen directors, ten of whom are independent as defined under the NYSE director independence standards. Applying these independence standards, the Live Nation board of directors determined that Messrs. Carleton, Dolgen, Emanuel, Enloe, Hinson, Kahan, Kaufman, Mays, Miller and Shapiro are independent directors.

As of the Effective Time, Mr. Dolgen was appointed to the Audit Committee of the Live Nation board of directors, Messrs. Dolgen and Kaufman were appointed to the Nominating and Governance Committee of the Live Nation board of directors, and Messrs. Carleton and Dolgen were appointed to the Compensation Committee of the Live Nation board of directors.

Michael Rapino will continue as the President and Chief Executive Officer of Live Nation. On January 25, 2010, in connection with the Merger, the previously disclosed employment agreement among Live Nation, Live Nation Worldwide, Inc., a subsidiary of Live Nation, and Mr. Rapino, dated October 21, 2009 (the “Rapino Agreement”) superseded Mr. Rapino’s previous employment agreement.

On January 25, 2010, pursuant to the Merger Agreement, Mr. Azoff, 62, was appointed the Executive Chairman of Live Nation. Prior to the completion of the Merger, Mr. Azoff was the Chief Executive Officer of Ticketmaster Entertainment and was a director of Ticketmaster Entertainment since January 2009. Mr. Azoff has been the Chief Executive Officer of Front Line Management Group, Inc. (“Front Line”) (a position which he continues to hold) since its inception in January 2005 and was previously the owner of ILA Inc. and Eagles Personal Management Inc., both artist management companies, which were sold to Front Line in January 2005. On January 25, 2010, in connection with the Merger, the previously disclosed employment agreements between Ticketmaster Entertainment and Mr. Azoff, dated October 21, 2009 (the “Azoff Ticketmaster Agreement”), and between Front Line and Mr. Azoff, dated October 21, 2009 (the “Azoff Front Line Agreement”) superseded Mr. Azoff’s previous employment agreements with Ticketmaster Entertainment and Front Line, respectively.

The foregoing descriptions of the Rapino Agreement, the Azoff Ticketmaster Agreement and the Azoff Front Line Agreement are not complete and are qualified in their entirety by reference to the Rapino Agreement, which was attached as Exhibit 10.1 to Live Nation’s Current Report on Form 8-K filed with the SEC on October 22, 2009, the Azoff Ticketmaster Agreement, which was attached as Exhibit 10.1 to Ticketmaster Entertainment’s Current Report on Form 8-K filed with the SEC on October 22, 2009, and the Azoff Front Line Agreement, which was attached as Exhibit 10.2 to Ticketmaster Entertainment’s Current Report on Form 8-K filed with the SEC on October 22, 2009, respectively, each of which is incorporated herein by reference.

Transaction Bonuses

Following the completion of the Merger, pursuant to the Rapino Agreement, Live Nation paid Mr. Rapino a $3,000,000 cash bonus in connection with the Merger.

Following the completion of the Merger, pursuant to the Azoff Ticketmaster Agreement, Ticketmaster LLC paid Mr. Azoff a $2,000,000 cash bonus in connection with the Merger.

Following the completion of the Merger, acting upon the recommendation of the Compensation Committee, Live Nation paid Ms. Kathy Willard, Live Nation’s Executive Vice President and Chief Financial Officer, and Mr. Michael Rowles, Live Nation’s Executive Vice President and General Counsel, cash bonuses in connection with the Merger in the amounts of $1,000,000 and $500,000, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

On January 25, 2010, Live Nation amended its Amended and Restated Certificate of Incorporation to change its name to “Live Nation Entertainment, Inc.” Pursuant to Section 242 of the Delaware General Corporation Law, the name change was effected through the filing of a Certificate of Amendment to Amended and Restated Certificate of Incorporation of Live Nation, Inc. (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Certificate of Amendment, dated January 25, 2010, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Bylaws

On January 25, 2010, Live Nation amended its bylaws (the “Restated Bylaws”) to facilitate the implementation of the revised governance structure for Live Nation following the completion of the Merger, as contemplated by the Merger Agreement. The Restated Bylaws were effective as of the Effective Time. The composition of the board of directors of Live Nation and its committees, as provided by the Restated Bylaws, is described below:

•

Upon the completion of the Merger, the Live Nation board of directors will be composed of 14 members, consisting of (i) seven Live Nation directors, as described below, of whom at least five individuals shall be independent under the rules and regulations of the NYSE with respect to Live Nation and (ii) seven Ticketmaster Entertainment directors, as described below, of whom at least three individuals shall be independent as defined under the rules and regulations of the NYSE with respect to Live Nation.

•

The Live Nation directors are (i) directors who are designated by Live Nation to serve on the Live Nation board of directors pursuant to the Merger Agreement and (ii) any additional directors who take office after the completion of the Merger who are nominated or proposed to the nominating and governance committee of the Live Nation board of directors by a majority of the Live Nation directors acting as a board committee.

•

The Ticketmaster Entertainment directors are (i) directors who are designated by Ticketmaster Entertainment to serve on the Live Nation board of directors pursuant to the Merger Agreement and (ii) any additional directors who take office after the completion of the Merger who are nominated or proposed to the nominating and governance committee of the Live Nation board of directors by a majority of the Ticketmaster Entertainment directors acting as a board committee.

•

Until the first annual meeting of stockholders of Live Nation following the Merger, all vacancies on the Live Nation board of directors created by the cessation of service by a Live Nation director will be filled by a nominee proposed to the nominating and governance committee by a majority of the remaining Live Nation directors acting as a board committee and all vacancies on the Live Nation board of directors created by the cessation of service by a Ticketmaster Entertainment director will be filled by a nominee proposed to the nominating and governance committee by a majority of the remaining Ticketmaster Entertainment directors acting as a board committee.

•

Upon the completion of the Merger, each committee of the Live Nation board of directors (other than the Live Nation directors acting as a board committee and the Ticketmaster Entertainment directors acting as a board committee) will consist of four directors, two of whom will be designated by the Live Nation directors acting as a board committee and two of whom will be designated by the Ticketmaster directors acting as a board committee. Each member of each committee of the Live Nation board of directors will satisfy applicable independence and other requirements of the NYSE and the Securities and Exchange Act of 1934, as amended.

In addition to the amendments related to the composition of the Live Nation board of directors discussed above, the Restated Bylaws provide for the creation of the position of Executive Chairman as an elected office of Live Nation. The Executive Chairman will be elected by and will report directly to the board of directors of Live Nation, provide strategic advice to the Live Nation board of directors and have such other authority and powers as the Live Nation board of directors may from time to time prescribe.

The foregoing is a summary of the substantive amendments to Live Nation’s bylaws. Other amendments were made to clarify existing language. The summary does not purport to be complete as to all of the changes or, with respect to any given change, as to all aspects of such change. The summary is qualified in its entirety by reference to the Second Amended and Restated Bylaws of Live Nation, Inc., filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item were included in (1) Ticketmaster Entertainment’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the SEC on March 31, 2009, as amended, and (2) Ticketmaster Entertainment’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, filed with the SEC on November 9, 2009, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial statements required by this Item are not being filed herewith. The pro forma financial statements will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Live Nation, Inc., dated January 25, 2010.

3.2	Second Amended and Restated Bylaws of Live Nation, Inc.

4.1	Fourth Supplemental Indenture, dated January 25, 2010, by and among Ticketmaster Entertainment, LLC, Ticketmaster Noteco, Inc., the Guarantors party thereto and The Bank of New York Mellon, as Trustee, to the Indenture dated July 28, 2008, among Ticketmaster Entertainment, Inc., as Issuer, the Guarantors named therein and The Bank of New York Mellon, as Trustee.

4.2	Note, dated January 25, 2010, by and among Ticketmaster Entertainment, Inc., Azoff Family Trust of 1997 and Irving Azoff.

10.1	Registration Rights Agreement, dated January 25, 2010, by and among Live Nation, Inc., Liberty Media Corporation and Liberty Holdings USA, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/S/ MICHAEL ROWLES
Michael Rowles
Executive Vice President, General Counsel and Secretary

January 29, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Live Nation, Inc., dated January 25, 2010.

3.2	Second Amended and Restated Bylaws of Live Nation, Inc.

4.1	Fourth Supplemental Indenture, dated January 25, 2010, by and among Ticketmaster Entertainment, LLC, Ticketmaster Noteco, Inc., the Guarantors party thereto and The Bank of New York Mellon, as Trustee, to the Indenture dated July 28, 2008, among Ticketmaster Entertainment, Inc., as Issuer, the Guarantors named therein and The Bank of New York Mellon, as Trustee.

4.2	Note, dated January 25, 2010, by and among Ticketmaster Entertainment, Inc., Azoff Family Trust of 1997 and Irving Azoff.

10.1	Registration Rights Agreement, dated January 25, 2010, by and among Live Nation, Inc., Liberty Media Corporation and Liberty Holdings USA, LLC.